J.M. Walker & Associates

Attorneys At Law

7841 South Garfield Way

Centennial, CO 80122

303-850-7637 telephone

jmwlkr85@gmail.com

303-482-2731 facsimile

July 10, 2012

United States Securities and Exchange Commission

Washington, DC 20549

Attention: Chambre Malone

Re:

Restoration Industries, Inc.

Amendment No. 3 to Registration Statement on Form S-1

Filed June 25, 2012

Filing No. 333-179522

Dear Ms. Malone:

In response to your letter dated July 5, 2012 that included comments regarding our registration statement, we have prepared the following replies:

Prospectus Cover Page

1.

Please revise your disclosure to present more prominently the information in the legend in the eighth paragraph beginning, “The information in the prospectus is not complete...” For example, you may present the information in bold print type. See Item 501(b)(10) of Regulation S-K.

The disclosure has been revised to appropriately display the information.

Dilution, page 16

2.

You indicate that your net tangible book value per share before the offering was $0.03. It appears that your net tangible book value per share before the offering using total stockholders’ equity of $33,026 should be $0.02. Please advise or revise your dilution table accordingly. Refer to Item 506 of Regulation S-K.

The disclosure has been revised to display the correct net tangible book value per share before the offering.

Financial Statements

Balance Sheets, page 34

3.

Please revise your total stockholders’ equity as of December 31, 2011 on page 34 to agree with your total stockholders’ equity on pages 36 and 52. Your current presentation shows $41,338 on page 34 and $37,588 on pages 36 and 52. In addition, please refer to 2011 and 2010, rather than 2010 and 2009, when you present the number of shares issued and outstanding on the face of your balance sheet on page 34.

The disclosure has been revised to agree with the balance also reported on the statement of stockholders’ equity.

Statements of Operations, page 35

4. We note your response to comment five from our letter dated June 19, 2012. As previously requested, please revise the amounts presented for 2010 in your statement of operations on page 35 to agree with those presented in your restatement footnote on page 48. It appears that your total operating expenses (as previously stated and as restated) on page 48 are not calculated appropriately. It appears that total operating expenses as previously stated should be $259,034 and your total operating expenses as restated should be $282,176. Please revise or advise.

The disclosure has been corrected.

Statements of Cash Flows, page 37

5. We note your response to comment eight from our letter dated June 19, 2012. Your net income for the year ended December 31, 2011 of $16,604 in your statements of cash flows on page 37 does not agree to the net income of $13,190 on your statements of operations on page 35. As previously requested, please make the appropriate revisions.

The net income on the statement of cash flows has been corrected and agrees with the net loss reported on the statement of operations.

1. Summary of Significant Accounting Policies, page 38 Property and Equipment, page 38

6. We note your response to comment 11 from our letter dated June 19, 2012. As previously requested, please revise your property and equipment footnote for the year ended December 31, 2010 on page 38 so that it is consistent with your property and equipment caption on your balance sheet on page 34 and your restatement footnote on page 47. Your net property and equipment for the year ended December 31, 2010 currently shows $143,342 instead of $146,342. Please also revise your property and equipment footnote for the year ended December 31, 2011 on page 38 so that it is consistent with your property and equipment footnote on page 56.

The disclosure has been corrected.

4. Other Operating Income, page 43

7. We note your response to comment 12 from our letter dated June 19, 2012. Please provide the following:

You indicate that the amount of the forgiveness of debt related to the assumption of the debt personally by Tom Greer was zero. However, your disclosure on page 44 still indicates that the remaining amount was forgiven due to Tom Geer assuming the debt personally. Please revise your disclosure to clearly explain what happened, including Tom Geer’s involvement in personally paying for amounts owed by the company to contractors and/or forgiving any amounts owed to him by the company; and

This has been corrected to reflect the amount forgiven due to certain suppliers going out of business and the amount of the Company’s debt assumed by Tom Geer.

Of the amount forgiven, $18,850 was due to suppliers going out of business.  The remaining $92,000 was assumed personally by Tom Geer.

You indicate that the forgiveness of debt was reflected as a decrease in accounts payable for the year ended December 31, 2011. Given that there was no cash involved with your forgiveness of debt, please tell us how you determined that your forgiveness of debt resulted in an operating cash outflow of $108,210. Please tell us what consideration you gave to reflecting your forgiveness of debt as an adjustment to reconcile net income to net cash provided by operating activities pursuant to ASC 230-10-45-28b. Please advise or revise.

This has been revised to reflect the amount forgiven due to suppliers going out of business.  The amount has been reclassified in the statement of cash flows to show the gain from the forgiveness of debt.  The actual increase in accounts payable is also reflected properly in the statement of cash flows.

8.

We note your response to comment 14 from our letter dated June 19, 2012. It appears that the gain on the sale of the Kodiak business would not represent revenue. If the Kodiak business did not qualify as a discontinued operation, then it would appear that this gain on sale would be presented as a separate line item further down in the statement of operations, but still included in arriving at operating income (loss). If the Kodiak business did qualify as a discontinued operation, then it appears that the gain on the sale of the Kodiak business would be reflected with the historical operations of the Kodiak business in discontinued operations for all periods presented. Please tell us how you determined that the Kodiak business did or did not meet the criteria for discontinued operations treatment and revise your financial statements and disclosures throughout the filing accordingly.

The Company does not have segments or separate lines of business.  The sale of Kodiak Restoration is not considered the result of a discontinuance of operations.  Rather the sale of Kodiak Restoration was necessary to comply with management’s decision to relocate operations from Montana to Florida.  It was not feasible to maintain the operations of Kodiak Restoration in Montana with the new base of operations being located in Florida.

9.

It appears that any gain resulting from the forgiveness of debt would not represent revenue. It would appear that it should instead be presented below operating income (loss) on your statements of operations. Please revise or advise.

This has been reclassified from “Other Operating Income” to a separate line under “Unusual Operating Income (Expense) Items” below operating expenses but still included in operating income.

Signatures, page 48

10.

We note your response to comment 20 from our letter dated June 19, 2012. We reissue the comment as you have not provided the appropriate title designations and corresponding signatures of your principal executive officer, principal financial officer, and your controller or principal accounting officer.  Please revise your signature page accordingly.

The disclosure has been appropriately revised.

Thank you for your time and consideration in this matter.  Please do not hesitate to contact us if you have any questions regarding the above.

Sincerely,

J.M. Walker & Associates

By:

/s/Zachary B. Walker

Zachary B. Walker

Attorney At Law